UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 30, 2013

Circle Entertainment Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33902	36-4612924
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 East 55th Street, New York, New York		10022
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-796-8174

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On December 30, 2013, the independent members of the Board of Directors (the "Board") of Circle Entertainment Inc. (the "Company") received a letter (the "Letter") from Paul C. Kanavos ("Kanavos"), the President and a greater than 10% stockholder of the Company, Robert F.X. Sillerman ("Sillerman"), a non-independent member of the Board and a greater than 10% stockholder of the Company, and Brett Torino ("Torino"), a greater than 10% stockholder of the Company, in which Kanavos, Sillerman and Torino have proposed to acquire all of shares of common stock of the Company that they do not beneficially own for a purchase price of $0.03 per share pursuant to a short-form merger and related transactions (the "Proposal").

Kanavos, Sillerman and Torino beneficially own more than 50% of the outstanding shares of the Company’s common stock.

The Letter acknowledges that the Board will establish a special committee composed solely of independent and disinterested members of the Board to negotiate the terms of the transactions contemplated by the Proposal.

No binding obligation on the part of Kanavos, Sillerman and Torino or the Company will arise with respect to the Letter or Proposal (other than as indicated below) unless and until a definitive agreement with the Company is executed and delivered.

Pursuant to the terms of the Letter, Kanavos, Sillerman and Torino have agreed to pay certain of the professional fees of the Company (including those of the special committee of the Board) incurred in connection with the transactions contemplated by the Proposal whether or not completed.

The Board will review and evaluate the Letter and the Proposal in due course, consistent with its fiduciary duties.

The foregoing description of the Letter and the Proposal is not complete and is qualified in its entirety by the full text of the Letter, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Letter, dated December 30, 2013, from CEN Holdings, Inc. to the Independent Directors of Circle Entertainment Inc.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Circle Entertainment Inc.

December 30, 2013	By:	Mitchell J. Nelson

Name: Mitchell J. Nelson
Title: Executive Vice President, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	99.1 Letter, dated December 30, 2013, from CEN Holdings, Inc. to the Independent Directors of Circle Entertainment Inc.